PIMCO Funds

Supplement Dated May 13, 2016 to the Bond Funds Prospectus,

dated July 31, 2015, as supplemented (the “Prospectus”)

Disclosure Related to the PIMCO Total Return Fund and

PIMCO Total Return Fund III (the “Funds”)

Effective June 13, 2016, the first sentence of the second paragraph of the “Principal Investment Strategies” section of each Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in investment-grade debt securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 20% limitation, the Fund may invest in mortgage-related securities rated below B).

Investors Should Retain This Supplement For Future Reference

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